                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              United Foods, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               UNITED FOODS, INC.
                               TEN PICTSWEET DRIVE
                           BELLS, TENNESSEE 38006-0119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 15, 1997



To the Stockholders of
UNITED FOODS, INC.

         Notice is hereby given that the annual meeting of the stockholders (the "Annual Meeting") of UNITED FOODS, INC., a Delaware corporation (the "Company") will be held in the Corporate Conference Room of United Foods, Inc., Ten Pictsweet Drive, Bells, Tennessee, on September 15, 1997, at 9:00 A.M., Central Daylight Saving Time, for the following purposes:

         1. To elect one Class A director and two Class B directors to serve for terms of three years each and until the election and qualification of their successors;

         2. To consider and approve the Company's Incentive Compensation Plan for the Chairman of the Board of Directors (the "1997 Incentive Plan");

         3. To consider and approve the appointment of BDO Seidman, LLP as independent public accountants for the Company; and

         4. To transact such other business as may properly come before the meeting or at any adjournments thereof, although management is not at present aware of any other business to be considered.

         The stock transfer book will not be closed, but the Company's board of directors (the "Board of Directors") has fixed August 11, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.

                                RETURN OF PROXIES

         It is important that the accompanying proxy be returned promptly in order to assure a quorum at the Annual Meeting. Stockholders are urged to date, execute and return the proxy in the envelope enclosed with it, which requires no postage if mailed in the United States.



                                    UNITED FOODS, INC.


                                    /s/ Daniel B. Tankersley

                                    By: Daniel B. Tankersley
Dated: August 18, 1997              Secretary

                               UNITED FOODS, INC.
                               TEN PICTSWEET DRIVE
                           BELLS, TENNESSEE 38006-0119

                                 PROXY STATEMENT


                     SOLICITATION AND REVOCATION OF PROXIES

         The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting to be held on September 15, 1997. This Proxy Statement and the Company's Annual Report to Stockholders will first be sent or given on or about August 18, 1997 to all stockholders of record on August 11, 1997. The cost of soliciting the proxies will be borne by the Company, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of stock. Proxies may be solicited personally, by mail, by telephone, by facsimile or by telegraph by officers, directors or other employees of the Company, without remuneration other than their regular compensation. Proxies may also be solicited by regular employees of the Company at nominal cost. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise either by notifying the Company in writing that a proxy previously granted to its management is revoked, or by giving a written proxy regarding the matters discussed herein, appropriately signed and dated, to any other person.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. An abstention will have the effect of a vote against the matter submitted for stockholder approval. If a broker indicates that it does not have discretionary authority to vote certain shares, those shares will not be considered as present and entitled to vote with respect to that matter and will have no impact on the outcome of the vote. The election of directors, approval of the 1997 Incentive Plan and approval of outside accountants are matters on which a broker has the discretion to vote if instructions are not received from the client at least 10 days prior to the Annual Meeting.

         The Company has outstanding an aggregate of 6,809,929 shares of stock, all common stock, par value $1.00 per share (the "Common Stock" or the "Shares"), of which 2,616,075 shares are Class A shares (the "Class A Common Stock") and 4,193,854 shares are Class B shares (the "Class B Common Stock"). A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of any business. The Class A Common Stock and the Class B Common Stock will vote separately on Proposal 1, which is the election of directors. The Class A Common Stock will elect one director and each share will be entitled to one vote for one nominee. The Class B Common Stock will elect two directors and each share will be entitled to one vote for each of two nominees. Directors shall be elected by a plurality of the outstanding shares of the respective class present in person or represented by proxy at the meeting. With respect to Proposal 2, which is to approve the 1997 Incentive Plan, and with respect to Proposal 3, which is to approve the appointment of the independent public accountants, the Class A Common Stock and the Class B Common Stock will vote as a single class, with each share of Class A Common Stock having one-tenth of a vote and each share of Class B Common Stock having one vote. The approval of the 1997 Incentive Plan and the approval of the appointment of the independent public accountants each shall be approved by an affirmative vote of the majority of the votes of the outstanding shares of Common Stock present in person or represented by proxy at the meeting. With respect to Proposal 4, which is the transaction of such other business as may properly come before the meeting, the Class A Common Stock and the Class B Common Stock will vote as a single class, unless the Company's certificate of incorporation or the General Corporation Law of Delaware expressly requires voting as separate classes. When voting as a single class, each share of Class A Common Stock will have one-tenth of a vote and each share of Class B Common Stock will have one vote. When voting as separate classes, each share of Class A Common Stock and each share of Class B Common Stock will have one vote. Management is not aware, at present, of any other business to be considered at the Annual Meeting to be held on September 15, 1997. Any proxy granting authority to the holder thereof to vote upon matters under Proposal 4 shall be effective with respect to all such matters, whether the voting on any such matter is as a single class or as separate classes. Only stockholders of record August 11, 1997, shall be entitled to vote at the Annual Meeting on September 15, 1997, or an adjournment or adjournments thereof.

                               SECURITY OWNERSHIP

PRINCIPAL STOCKHOLDERS

         The following table sets forth as of August 10, 1997 the number of shares of Common Stock which are, to the best of management's belief, controlled or beneficially owned, directly or indirectly, by the holders of five percent or more of the voting stock of the Company.


                                                                   Beneficial Stock Ownership
                                          ---------------------------------------------------------------------------
-------------------------------------         Class A              Percent            Class B               Percent
Owner's Name and Address                  Common Stock(1)        of Class(2)       Common Stock           of Class(3)
-------------------------------------     ---------------        -----------       ------------           -----------
W. Donald Dresser(4).................          213,130                7.5%              7,309                    *
     206 Normandy Place
     Jackson, Tennessee 38305
B. M. Ennis(4).......................          200,400                7.1%                300                    *
     85 Pine Tree Drive
     Jackson, Tennessee 38301
Tankersley Group(5)..................        3,265,591               59.6%          2,866,198                  68.3%
     Ten Pictsweet Drive
     Bells, Tennessee 38006
Julia T. Wells(4)....................          337,770               12.9%                 --                    --
     100 Henderson Avenue
     Bells, Tennessee 38006

MANAGEMENT

         The following table sets forth as of August 10, 1997 the number of shares of Common Stock which are, to the best of management's belief, controlled or beneficially owned, directly or indirectly, by each of the present directors and nominees and by all directors and executive officers of the Company, as a group.


                                                                  Beneficial Stock Ownership
                                        -----------------------------------------------------------------------------
                                            Class A             Percent of            Class B               Percent
Name of Director or Nominee             Common Stock(1)         Class(2)(3)         Common Stock          of Class(3)
---------------------------------       ---------------         -----------         ------------          -----------
Darla T. Darnall.................             440,871               14.4%               440,871                10.5%
B. M. Ennis(4)...................             200,400                7.1%                   300                  *
Dr. Joseph A. Geary..............                 750                 *                      --                  --
Carl W. Gruenewald II(4).........             105,884                3.9%                    --                  --
Kelle T. Northern................             440,871               14.4%               440,871                10.5%
Daniel B. Tankersley(5)..........           3,265,591               59.6%             2,866,198                68.3%
James I. Tankersley(5)...........           3,265,591               59.6%             2,866,198                68.3%
Julia T. Wells(4)................             337,770               12.9%                    --                  --
John S. Wilder...................               1,000                 *                   1,000                  *
All directors and executive
officers of the Company as a
group (12 persons)(4)............           4,280,225               69.5%             2,879,307                68.7%

------------

(1) The following table shows shares of Class A Common Stock, included in the number of shares beneficially owned, which may be acquired upon the conversion of Class B Common Stock.


                                            Number of                                                 Number of
Name                                          Shares      Name                                         Shares
------------------------------------        ---------     ----------------------------------          ---------
Darla T. Darnall....................          440,871     Kelle T. Northern.................            440,871
W. Donald Dresser...................            7,309     Daniel B. Tankersley..............            312,783
B. M. Ennis.........................              300     James I. Tankersley...............          2,553,415
                                                          All directors and executive
                                                          officers of the Company as a
                                                          group (12 persons)................          2,879,307

(2) Total shares of Class A Common Stock used to calculate percent of class includes shares of Class A Common Stock underlying incentive stock options and the shares of Class A Common Stock which may be acquired by the beneficial owner upon the conversion of Class B Common Stock. See Notes (1) and (4).

(3)      * indicates less than one percent of class.

(4) The following table shows shares of Class A Common Stock, included in the number of shares beneficially owned, which may be purchased upon exercise of a stock option within 60 days of the Record Date. However, each of these directors and officers has agreed to not exercise the options through the option expiration date in December 1997.

                                                      Number of                                                Number of
         Name of Option Holder                         Shares       Name of Option Holder                        Shares
         ------------------------------------         ---------     ---------------------------------          ---------
         W. Donald Dresser...................          200,000      Carl W. Gruenewald II............            105,884
         B. M. Ennis.........................          200,000      Julia T. Wells...................             10,000
         All directors and executive
         officers of the Company as a
         group (12 persons)..................          665,884

(5) The following table sets forth information with respect to shares of Common Stock beneficially owned by Darla T. Darnall, Kelle T. Northern, Daniel B. Tankersley, Edna W. Tankersley, James I. Tankersley and James W. Tankersley (the "Tankersley Group"):


                                                      Class A           Percent of         Class B             Percent
         Name                                     Common Stock(2)      Class(2)(4)       Common Stock        of Class(4)
         -----------------------------------      ---------------      -----------       ------------        -----------
         Darla T. Darnall...................           440,871             14.4%            440,871             10.5%
         Kelle T. Northern..................           440,871             14.4%            440,871             10.5%
         Daniel B. Tankersley...............           712,176             24.3%            312,783              7.5%
         Edna W. Tankersley.................             9,474               *                9,474               *
         James I. Tankersley................         1,221,328             31.8%          1,221,328             29.1%
         James W. Tankersley................           440,871             14.4%            440,871             10.5%

         James I. Tankersley has no power to vote or dispose of and disclaims beneficial ownership of the 9,474 shares of Class B Common Stock owned by his spouse, Edna W. Tankersley. Each of such persons may be reached at Ten Pictsweet Drive, Bells, Tennessee 38006.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Three directors, comprising one third of the entire membership of the Board of Directors, are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below to hold office until their respective terms expire and until their successors are duly elected and qualified. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in either event the proxies will be voted by the proxy holders for such other person as may be designated by present management.

         The names of the nominees and of the directors not standing for election and certain information about each of them are set forth below.

NOMINEES FOR ELECTION AS DIRECTOR FOR TERMS EXPIRING IN 2000

         JOHN S. WILDER(2)(3) (AGE 76), CLASS A DIRECTOR

         Speaker of the Senate and Lieutenant Governor of the State of Tennessee since 1970 and has served continuously in the Tennessee State Legislature since 1968, having served two year terms in 1959 and 1966. Governor Wilder is an attorney with John S. Wilder and Associates, an Association of Attorneys, in Somerville, Tennessee and is also Chairman of the Board of Cumberland Bancorp, Inc., a director of Cumberland Bank of Carthage, Tennessee, Chairman of the Board of First Federal Bankshares, Inc., a director of First Federal Bank, FSB of Collierville, Tennessee and a director of the Bank of Green Hills of Nashville, Tennessee. He is a director and Vice-President of the Longtown Supply Company, Inc. of Longtown, Tennessee, a farming, cotton-ginning and merchandise business, a partner in Longtown Farms, a partnership engaged in the business of farming and a director of Health Management, Inc., a pathological waste disposal company. He has been a director of the Company since 1979.

         DARLA T. DARNALL(4) (AGE 34), CLASS B DIRECTOR

         Marketing Analyst for the Company's Pictsweet Frozen Foods Division from 1985 to 1990. Mrs. Darnall has been associated with the Company since 1981 and has been a director of the Company since 1990.

         KELLE T. NORTHERN(4) (AGE 30), CLASS B DIRECTOR

         Manager - Human Resources for the Company's Pictsweet Frozen Foods Division from 1990 to 1996. Mrs. Northern has been associated with the Company since 1982 and has been a director of the Company since 1991.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

         DANIEL B. TANKERSLEY(1) (AGE 50), CLASS A DIRECTOR

         Vice Chairman of the Board since 1992 and Secretary of the Company since 1978. Mr. Tankersley was Executive Vice President and General Counsel of the Company from 1989 to 1992 and Vice President of the Company from 1979 to 1989. He has been associated with the Company since 1973 and has been a director of the Company since 1979.

         CARL W. GRUENEWALD II (AGE 64), CLASS B DIRECTOR

         Senior Vice President-Finance of the Company since 1982 and Treasurer of the Company since 1977. Mr. Gruenewald has been associated with the Company since 1966 and has been a director of the Company since 1981.

         JULIA T. WELLS(1) (AGE 58), CLASS B DIRECTOR

         Director of Marketing Services for the Company's Pictsweet Frozen Foods Division since 1986. Mrs. Wells has been associated with the Company since 1964 and has been a director of the Company since 1990.

DIRECTORS WHOSE TERMS EXPIRE IN 1998

         DR. JOSEPH A. GEARY(2)(3) (AGE 44), CLASS A DIRECTOR

         Minister, St. Paul Methodist Church, Memphis, Tennessee since 1996. He has been a director of the Company since 1991.

         B. M. ENNIS (AGE 59), CLASS B DIRECTOR

         President of the Company since 1989. Mr. Ennis has been associated with the Company since 1968 and has been a director of the Company since 1978.

         JAMES I. TANKERSLEY (1)(4) (AGE 55), CLASS B DIRECTOR

         Chairman of the Board of the Company since 1986. Mr. Tankersley has been the Chief Executive Officer of the Company since 1983 and served as President of the Company from 1977 to 1989. He has been associated with the Company since 1964 and has been a director of the Company since 1972.

COMMITTEES

         The Company does not have a Nominating Committee, but the Board of Directors has appointed a standing Audit Committee, Compensation Committee, Executive Committee and Strategic Planning Committee.

         The members of the Audit Committee are John S. Wilder (Chairman) and Dr. Joseph A. Geary, neither of whom is an employee of the Company. The Committee recommends to the Board of Directors the firm to be employed as independent public accountants. The Committee periodically reviews with management the Company's accounting policies, internal control systems and public disclosure system. The Committee also consults with the Company's independent public accountants regarding the plan of audit, the adequacy of internal controls and the audit report.

         The members of the Compensation Committee are John S. Wilder (Chairman) and Dr. Joseph A. Geary, neither of whom is an employee of the Company. The Committee has the responsibility to review and recommend to the Board of Directors for approval the annual salary, bonus, stock options and other benefits of the five most highly compensated senior executives of the Company and to review generally the executive compensation programs and policies of the Company.

         The members of the Executive Committee are James I. Tankersley (Chairman), Daniel B. Tankersley and Julia T. Wells. The Committee acts for the Board of Directors, within certain limits, when necessary, in managing the business and affairs of the Company.

         The members of the Strategic Planning Committee are James I. Tankersley (Chairman), Darla T. Darnall and Kelle T. Northern. The Committee examines broad trends in the food industry and the economy with a view to determine the validity of the Company's basic corporate objectives.

MEETING ATTENDANCE

         The Board of Directors met five times, the Executive Committee met 10 times, the Audit Committee met four times, the Compensation Committee met three times and the Strategic Planning Committee met once during the last fiscal year. Each director attended all applicable board or committee meetings.

------------

(1)      Member of the Executive Committee.

(2)      Member of the Audit Committee.

(3)      Member of the Compensation Committee.

(4)      Member of the Strategic Planning Committee.

                               EXECUTIVE OFFICERS

         The names and positions of all the executive officers of the Company are listed below along with their business experience during the past five years. Officers are appointed annually by the Board of Directors at the meeting of directors immediately following the Annual Meeting. There are no arrangements or understandings between any officer and any other person pursuant to which the officer was appointed.


NAME, AGE AND POSITION                      BUSINESS EXPERIENCE DURING PAST FIVE YEARS
---------------------------------------     ----------------------------------------------------------------------
James I. Tankersley, 55................     Chairman of the Board since 1986; Chief Executive Officer since 1983;
  Chairman of the Board and Chief           President from 1977 to 1989; joined the Company in 1964.
  Executive Officer

Daniel B. Tankersley, 50...............     Vice Chairman since 1992 and Secretary since 1978; Executive Vice
  Vice Chairman and Secretary               President and General Counsel from 1989 to 1992; Vice President from
                                            1979 to 1989; joined the Company in 1973.

B. M. Ennis, 59........................     President since 1989; Vice Chairman from 1989 to 1990; Senior Vice
  President                                 President from 1982 to 1989; joined the Company in 1968.

Carl W. Gruenewald II, 64..............     Senior Vice President and Chief Financial Officer since 1982 and
  Senior Vice President, Chief              Treasurer since 1977; joined the Company in 1966.
  Financial Officer and Treasurer

W. Donald Dresser, 49..................     Executive Vice President and Director of Development since 1989.
  Executive Vice President and              Vice President-Business Development and General Counsel from
  Director of Development and               joining the Company in 1985 to 1989.
  Assistant Secretary

Mason A. Leonard, 52...................     Division President since 1989; Vice President from 1985 to 1989;
  Division President Pictsweet              joined the Company in 1982.
  Frozen Foods

John D. Haltom, 49.....................     Division President since 1990; Director-Inventory, Purchasing and
  Division President Pictsweet              Distribution for the Pictsweet Frozen Foods Division from 1979 to
  Mushroom Farms                            1990; joined the Company in 1974.

FAMILY RELATIONSHIPS

         James I. Tankersley, Daniel B. Tankersley and Julia T. Wells are brothers and sister. Darla T. Darnall and Kelle T. Northern are the daughters of James I. Tankersley. These are the only family relationships between any director or executive officer and any other director or executive officer of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1991 the Company guaranteed a $225,000 bank loan to the Senior Vice President - Finance of the Company. The purpose of this guarantee was to allow him to refinance a loan he had with another bank and to meet certain family financial obligations which he felt obliged to assume. On July 12, 1991 the Board of Directors determined that the loan guarantee was reasonably expected to benefit the Company and authorized the guarantee. The largest amount outstanding of such indebtedness during the year ended February 28, 1997 was $71,387 and the amount outstanding on July 7, 1997 was $21,690.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of the reports furnished to the Company or written representations from the Company's directors and executive officers, the Company believes that none of its directors, officers, or ten percent shareholders failed to file on a timely basis reports required by Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the most recent fiscal year, with the exception of Dr. Joseph A. Geary who failed to file timely one Form 4 reflecting a single securities transaction.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth the total annual compensation paid or accrued by the Company during the three fiscal years ended February 28, 1997 for the account of each of the Chief Executive Officer and four most highly compensated executive officers of the Company whose total cash compensation exceeded $100,000:


                                                           ANNUAL COMPENSATION
                                                           -------------------       ALL OTHER
         NAME AND PRINCIPAL POSITION                YEAR    SALARY      BONUS     COMPENSATION(1)
         ----------------------------------------   ----   --------   --------    ---------------
         James I. Tankersley ....................   1997   $750,000   $ 51,417       $220,299
              Chairman & CEO ....................   1996    750,000     21,015        234,062
                                                    1995    724,817    103,596        339,351
         Daniel B. Tankersley ...................   1997    500,000     33,873        161,010
              Vice Chairman & Secretary .........   1996    500,000     13,843        169,843
                                                    1995    490,073     68,934        239,265
         B. M. Ennis ............................   1997    250,000     16,080        290,709
              President .........................   1996    250,000      6,604         95,057
                                                    1995    245,337     31,649        114,806
         Carl W. Gruenewald II ..................   1997    235,000     15,177        199,821
              Senior VP, CFO & Treasurer ........   1996    235,000      6,218         98,571
                                                    1995    230,337     29,803        118,193
         W. Donald Dresser ......................   1997    235,000     14,957        275,502
              Executive VP & Director of ........   1996    235,000      6,150         80,919
              Development & Assistant ...........   1995    230,337     29,261         98,647
              Secretary

         ------------

         (1)      Represents:


                                                                                           UNFUNDED            GROUP LIFE
                                                                           COMMITTEE      RETIREMENT           INSURANCE
NAME AND PRINCIPAL POSITION                            YEAR    BOARD FEES     FEES           PLANS              PREMIUMS
--------------------------------------------------     ----    ----------  ---------      ----------           ----------
James I. Tankersley...............................     1997      $52,000    $30,000        $118,150             $20,149
     Chairman & CEO                                    1996       52,000     30,000         133,627              18,435
                                                       1995       50,750     30,000         241,496              17,105
Daniel B. Tankersley..............................     1997       52,000     30,000          71,931               7,079
     Vice Chairman and Secretary                       1996       52,000     30,000          81,917               5,926
                                                       1995       50,750     30,000         152,918               5,597
B. M. Ennis.......................................     1997       52,000         --         221,499              17,210
     President                                         1996       52,000         --          27,381              15,676
                                                       1995       50,750         --          49,874              14,182
Carl W. Gruenewald II.............................     1997       52,000         --         127,127              20,694
     Senior VP, CFO & Treasurer                        1996       52,000         --          26,215              20,356
                                                       1995       50,750         --          47,659              19,784
W. Donald Dresser.................................     1997           --     52,000         217,549               5,953
     Executive VP & Director of                        1996       20,500     31,500          23,296               5,623
     Development & Assistant Secretary                 1995       50,750         --          42,600               5,297

OPTIONS/SAR GRANTS

         The Company did not grant stock options or stock appreciation rights ("SARs") to any of the officers named in the Summary Compensation Table during the last fiscal year. The following table sets forth the options and/or SARs exercised during the last fiscal year by each named executive officer, the aggregate number of options held by each named executive officer, and the value unexercised in-the-money options at fiscal year end:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES



                                                                                                    Value of
                                                                              Number of            Unexercised
                                                                             Unexercised          In-the-Money
                                                                             Options/SARs        Options/SARs at
                                                                             at FY-End(#)         at FY-End($)
                                        Shares Acquired        Value         Exercisable/         Exercisable/
Name and Principal Position              on Exercise(#)     Realized($)    Unexercisable(1)       Unexercisable
-------------------------------------   ---------------     -----------    ----------------      ---------------
James I. Tankersley..................          -0-               -0-              -0-/-0-               -0-/-0-
     Chairman & CEO
Daniel B. Tankersley.................          -0-               -0-              -0-/-0-               -0-/-0-
     Vice Chairman & Secretary
B. M. Ennis..........................          -0-               -0-          200,000/-0-           125,000/-0-
     President
Carl W. Gruenewald II................          -0-               -0-          105,884/-0-            66,178/-0-
     Senior VP, CFO & Treasurer
W. Donald Dresser....................          -0-               -0-          200,000/-0-           125,000/-0-
     Executive VP & Director of
     Development & Assistant
     Secretary

------------

(1) In February 1997, the Company adopted a non-contributory, unqualified supplemental retirement plan for management employees. The Board of Directors specified that each management employee currently holding the Company's stock options be offered the alternative of receiving deferred compensation under the plan in an amount equal to $1.00 for each unexercised stock option currently held by such employee. Any employee electing to participate in such plan was required to agree not to exercise the related options through the option expiration date in December 1997. As of February 28, 1997, each of the above named officers had elected to participate in such plan and, accordingly, had agreed not to exercise their respective stock options.

COMPENSATION OF DIRECTORS

         All directors of the Company receive an annual fee of $45,000 for service on the Board of Directors and $1,750 for each meeting of the Board of Directors attended (not including telephone meetings). Each member of the Executive Committee receives an annual fee of $30,000 for service on the committee. In addition, any director subject to self-employment tax is reimbursed for one-half of the self-employment taxes payable with respect to director or committee fees, plus an amount equal to the additional taxes resulting from such reimbursement. Dr. Geary, a non-employee director, received additional compensation in the form of personal travel expense reimbursement during the fiscal year ended February 28, 1997. Mrs. Darnall and Mrs. Northern, non-employee directors, received additional compensation in the form of personal travel expense reimbursement and use of a Company car, but in no case did the value of such compensation exceed $15,000.

               COMPENSATION REPORT FROM THE COMPENSATION COMMITTEE

         The Compensation Committee is composed of two directors, John S. Wilder, Chairman and Dr. Joseph A. Geary, neither of whom is a former or current officer or employee of the Company. The Compensation Committee has the responsibility to review and recommend to the Board of Directors the annual salary, bonus, stock options and other benefits offered to the five most highly compensated executive officers of the Company and to review generally the executive compensation programs and policies of the Company. During the fiscal year ended February 28, 1997 the Board of Directors acted with respect to compensation decisions for executive officers only in accordance with the recommendations of the Compensation Committee.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         The Compensation Committee has adopted a statement of compensation policies and procedures applicable to executive officers of the Company. The primary objectives of the Compensation Committee's policies are as follows:

     - to attract, retain, and reward management personnel who are key to the success of the Company by providing a compensation program that is competitive with or superior to compensation provided to similarly situated executive officers of companies of comparable size and/or in comparable lines of business;

     - to reward personal contributions in the areas of leadership, strategic planning and development, management development, and industry involvement that, in the judgment of the Compensation Committee, significantly and positively affect the success of the Company;

     - to ensure that compensation levels are properly aligned with the Company's performance and corporate culture by providing appropriate incentives for executive officers to achieve corporate and personal goals; and

     - to align long-term interests of the Company's executive officers with policies which will ensure the long-term financial health of the Company.

         The Compensation Committee determined that it would focus on three primary components of the executive compensation program, each of which would be structured, to the extent appropriate, to reflect corporate and individual performance: base salary compensation, annual incentive compensation and long-term incentive compensation. In determining executive compensation packages, the Compensation Committee determined that it would consider and such other information as it, in its subjective judgment, deemed relevant or appropriate.

REVIEW OF COMPENSATION POLICIES AND RECOMMENDATIONS

         The Compensation Committee identified a group of 16 food products companies to use for purposes of compensation comparisons and reviewed the compensation policies and programs described in recent proxy statements of these companies. These 16 companies comprise the "peer companies" for which the five year comparison of stock performance with the Company is provided in the performance graph on page 13 of this Proxy Statement. The Compensation Committee then reviewed the recommendations of senior management in light of the comparative data for other food products companies and other factors related to its subjective view of the senior executive officers' performance in light of the Company's performance. Senior management recommended no changes to compensation levels for senior executives other than recommending that holders of stock options, including senior executive officers, be offered the alternative of receiving $1.00 in deferred compensation for each unexercised option held if he or she agreed not to exercise the related option through the option expiration date in December 1997. In the course of its review and its deliberations to reach its compensation recommendations, the Compensation Committee took into account a number of factors, including the following:

     - the unique, complex nature of the Company's highly competitive business, which competes with divisions of significantly larger companies with greater resources than the Company;

     - the long-term business strategy of the Company to focus on improving its competitive position by building long-term balance sheet strength which in the short term may adversely affect short-term operating results;

     -   the lack of any directly comparable public companies;

     - the compensation information reviewed by the Compensation Committee for other food products companies;

     - the need for total cash compensation offered by the Company to be greater than the median range of its competitors in order to attract and keep highly qualified senior management in a circumstance in which, among other things, the Company is located in a rural area and has an equity security that is closely held and thinly traded at market prices and trends that have not historically reflected the potential benefits of the long-term business strategy of the Company;

     - the fact that the incentive portion of cash compensation is based in part on net profits, return on average assets and return on equity;

     - the benefits available to senior executives, including the deferred compensation plan, retirement benefits and life insurance coverage; and

     - the policies included in the Company's revised Policy Manual which restrict certain benefits available to the senior executive officers.

         In light of these factors and other considerations, including those set forth below, which factors it applied in its subjective judgment, the Compensation Committee made the following recommendations to the Board with respect to the compensation of senior executive officers.

BASE SALARY

         Primarily due to the long-term business strategy of the Company which has adversely affected short-term operating results and the relative illiquidity of the trading market for the Common Stock, the Compensation Committee has determined that the principal portion of management's compensation should be in the form of salary. The Compensation Committee believes that its goal of attracting and retaining the best management available to operate the type of business in which the Company is engaged, in its rural location, requires a large element of stability in its compensation policies, with total compensation weighted towards base salary. However, in light of factors such as operating results for fiscal 1996 and comparable compensation arrangements, which factors were applied subjectively by the Compensation Committee, it was determined that no increases in base salary for senior executives should be made for fiscal 1997.

INCENTIVE COMPENSATION

         The Company's Incentive Compensation Plan, which covers senior executive officers, uses net income, return on average assets and return on equity (as calculated in accordance with this plan) to determine the amount of bonus payable to each executive officer. The formula also takes into account each executive officer's position and his or her relative impact on financial performance. The resulting bonus award may also be adjusted downward in the event of poor performance on the part of the executive. The Compensation Committee believes that the broad measures of the Company's performance incorporated into the Incentive Compensation Plan provide an appropriate incentive to achieve the Company's long-term goals. Accordingly, the Compensation Committee determined that no amendment to the Incentive Compensation Plan was necessary or appropriate.

INCENTIVE STOCK OPTIONS

         The Company's Incentive Stock Option Plan provides for the grant of stock options to key employees of the Company. To date, the award of options has been limited to 200,000 shares for any individual. The award of options under the plan is normally made when an employee has become established in a key management position. The Company adopted this plan to provide additional incentive to achieve the long-term goals of the Company which should over time be reflected in a rising market for the Common Stock. There are 21 employees of the Company who have options currently outstanding under the plan and three of the five named executive officers have been granted options for an aggregate of 505,884 shares. No options were granted to senior executives during fiscal 1997. The plan provides that an option may not be granted to any person who owns, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock aggregating more than 10% of the combined voting power or value of all classes of stock of the Company. As a result, no options have been granted to James I. Tankersley or Daniel B. Tankersley.

         In February 1997, each management employee holding the Company's stock options was offered the alternative of receiving deferred compensation under a non-contributory, unqualified supplemental retirement plan in an amount equal to $1.00 for each unexercised stock option held by such employee. Any employee electing to participate in this plan was required to agree not to exercise the related options through the option expiration date in December 1997. Each of the three named executive officers holding options elected to participate in the plan.

COMPENSATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

         The same philosophies that underlie the Compensation Committee's policies with respect to compensation of executive officers in general form the basis for decisions concerning the compensation of James I. Tankersley, the Company's Chairman and Chief Executive Officer. In addition, the Compensation Committee considered the significant equity interest held by Mr. Tankersley, as well as the nature and degree of efforts required of Mr. Tankersley to maintain and build customer, supplier and industry relationships. Other factors considered were Mr. Tankersley's individual performance in light of the long-term business strategy of the Company and the competitive environment in fiscal 1997. The Compensation Committee also considered the potential negative impact on the market value of the Common Stock if, on Mr. Tankersley's death, his estate was forced for liquidity purposes to sell all or a significant portion of the Shares held by Mr. Tankersley. As a result of those factors, which were subjectively applied, the Compensation Committee believed that the compensation of the Chairman and Chief Executive Officer should be based primarily on base salary and secondarily through incentive compensation pursuant to the Incentive Compensation Plan. The Compensation Committee recommended no increase in base salary for Mr. Tankersley in fiscal 1997.

SECTION 162(m)

         Section 162(m) of the Code generally limits federal income tax deductions for compensation paid after 1993 to the Chief Executive Officer and the four most highly compensated officers of the Company to $1,000,000 per year, but provides an exception for performance-based compensation that satisfies certain conditions. The Compensation Committee has not adopted a definitive policy regarding Section 162(m). However, in making compensation decisions, the Compensation Committee considered the net cost of compensation to the Company and whether it is consistent with other compensation objectives. Although the Compensation Committee intends to consider the use of performance-based compensation the committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to maximize returns to stockholders, and that the loss of a tax deduction may be necessary in some instances to achieve this purpose.

                                             John S. Wilder, Chairman
                                             Dr. Joseph A. Geary


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The members of the Compensation Committee during the last fiscal year were Mr. Wilder (Chairman) and Dr. Geary, neither of whom is a former or current officer or employee of the Company. There were no interlocks or relationships requiring disclosure under applicable rules of the Securities and Exchange Commission (the "Commission").

COMMON STOCK PERFORMANCE

         As part of the executive compensation information disclosures, the Commission requires a five-year comparison of stock performance for the Company with stock performance of appropriate similar companies. The following graph presents a five year comparison of cumulative total return for the Company, the Standard & Poors 500 Index and an index of peer companies selected by the Company (the "Peer Group"). In addition, the graph includes the Standard & Poors Foods 500 Index which the Company used for comparison purposes in previous years. The comparison shows the cumulative total return for five years, assuming reinvestment of dividends, on $100 invested on March 1, 1992 in United Foods, Inc. Class A Common Stock, United Foods, Inc. Class B Common Stock, the Standard and Poors 500 Index, the Peer Group and the Standard and Poors Foods 500 Index. The Peer Group consists of Chiquita Brands International, Dean Foods, Co., Flowers Industries, Inc., Hanover Foods Corp., Hudson Foods, Inc., McCormick & Co., Inc., Michael Foods, Inc., Seneca Foods Corp., Smithfield Foods, Inc., J.
M. Smucker Co., Stokely USA, Inc., Sylvan Inc., Tootsie Roll Industries, Inc., Tyson Foods, Inc., Universal Foods Corp., and Wm. Wrigley Jr. Co.

       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL VALUE AMONG UNITED FOODS,
                   INC., S&P 500, S&P FOODS 500 AND PEER GROUP

          United Foods, Inc.   United Foods, Inc.
                Class A             Class B          S&P 500    Peer Group     S&P Foods 500
1992              100                 100              100         100              100

1993              100                 107              107         107              111

1994              107                 104              120         117               98

1995              132                 146              129         122              114

1996              121                 114              173         134              145

1997              107                 107              219         153              182



The Board of Directors recommends a vote FOR each of the nominees.

                                   PROPOSAL 2

                       APPROVAL OF THE 1997 INCENTIVE PLAN

         The 1997 Incentive Plan was adopted by the Compensation Committee and the Board of Directors on August 12, 1997, subject to shareholder approval. Shareholder approval of the 1997 Incentive Plan is being sought in order to qualify compensation receivable under the 1997 Incentive Plan as performance-based compensation exempt from the $1,000,000 limitation under
Section 162(m) of the Code on the deductibility of compensation payable to the chief executive officer and the four most highly compensated officers. In order for remuneration paid to top executives to qualify as performance-based compensation under Section 162(m), it must be payable to the executive solely on account of the attainment of one or more objective performance goals, but only if, among other things, (i) these goals are established by the Compensation Committee, which must be composed of a minimum of two independent directors;
(ii) the material terms of the 1997 Incentive Plan are disclosed to stockholders and approved by a majority of those voting before the payment of such remuneration; and (iii) before the payment of any such remuneration, the Compensation Committee certifies that the performance goals were, in fact, satisfied. The material terms of the 1997 Incentive Plan that must be approved by stockholders include the employees eligible to participate in the 1997 Incentive Plan, the performance criterion used to determine the amount of any award thereunder and the maximum amount payable to any participant in the 1997 Incentive Plan.

SUMMARY OF THE 1997 PROGRAM

         Purpose. The purpose of the 1997 Incentive Plan is to provide an annual performance incentive based on objective criteria to James I. Tankersley, to establish economic rewards for performance levels which the Compensation Committee believes will provide financial results which are in the best interests of the Company and its stockholders and to qualify incentive compensation as performance-based compensation under Section 162(m) of the Code.

         Eligible Employees. James I. Tankersley, the Company's Chairman of the Board of Directors and Chief Executive Officer (the "Participant"), is the only eligible employee under the 1997 Incentive Plan.

         Performance Criterion. The performance criterion under the 1997 Incentive Plan is earnings before interest, income taxes, depreciation and amortization ("EBITDA"). EBITDA is defined by the 1997 Incentive Plan as, for any Plan Year (as defined therein), the sum of (i) pre-income tax operating income (ii) depreciation and (iii) amortization of intangibles all as reported in the Company's audited operating statement for such Plan Year or as recorded in accounts used to prepare such operating statement.

         Performance Goals. For the Plan Year ending February 28, 1998 in which EBITDA exceeds $6,666,667, a grant of incentive compensation shall be made to Participant as follows:

         1.       $200,000, plus

         2. 5% of such year's EBITDA in excess of $6,666,667 and up through $10,000,000, plus

         3.       7.5% of such year's EBITDA in excess of $10,000,000.

         For any Plan Year beginning with the Plan Year ending February 28, 1999 in which EBITDA exceeds $10,000,000, a grant of incentive compensation shall be made to Participant as follows:

         1.       $300,000, plus

         2. 5% of such year's EBITDA in excess of $10,000,000 and up through $15,000,000, plus

         3.       7.5% of such year's EBITDA in excess of $15,000,000.

If EBITDA does not exceed $6,666,667 for the Plan Year ending February 28, 1998 or $10,000,000 for any subsequent Plan Year, the Participant shall receive no grant of incentive compensation with respect to such Plan Year under the 1997 Incentive Plan.

         Maximum Amount Payable. With respect to the Plan Year beginning February 28, 1997, the maximum payment to the Participant for any performance measurement period shall not exceed the sum of $200,000, plus 5% of such year's EBITDA in excess of $6,666,667 and up through $10,000,000, plus 7.5% of such year's EBITDA in excess of $10,000,000. With respect to any subsequent Plan Year, the maximum payment to the Participant for any performance measurement period shall not exceed the sum of $300,000, plus 5% of such year's EBITDA in excess of $10,000,000 and up through $15,000,000, plus 7.5% of such year's EBITDA in excess of $15,000,000. There is no prescribed maximum dollar amount payable under the 1997 Incentive Plan.

         1997 Incentive Benefit Plan. The following table shows certain amounts which could be payable under the 1997 Incentive Plan to the Participant with respect to the Plan Year ending February 28, 1997, assuming the Company attains or exceeds the performance criterion established by the terms of the plan:

                                NEW PLAN BENEFITS


                              $6,666,667     $10,000,000     $12,500,000     $15,000,000
        Participant             EBITDA         EBITDA           EBITDA          EBITDA
---------------------------   ----------     -----------     -----------     -----------
James I. Tankersley            $200,000       $366,667        $554,167        $741,667

         Other Features of the 1997 Incentive Plan. The Participant shall participate in the plan during any Plan Year in which the Participant has been employed by the Company for a full Plan Year or has terminated employment during such Plan Year due to disability or death or without cause on or after the attainment of age 65. If the Participant has terminated employment during the Plan Year, incentive compensation shall be paid in the same proportion that the number of days Participant participated in the plan bears to the number of days in the Plan Year. The 1997 Incentive Plan may be terminated by the Compensation Committee, acting pursuant to delegated authority from the Board of Directors, at any time, if in its sole judgment, such termination would be in the best interests of the Company.

CONCLUSION AND RECOMMENDATION

         The Board of Directors believes it is in the best interests of the Company and its stockholders to adopt the 1997 Incentive Plan to help retain and incentivize the Participant and to further the identity of the Participant's interests with those of the Company's stockholders generally and to qualify incentive compensation under the 1997 Incentive Plan as performance-based compensation under Section 162(m) of the Code.

         The Board of Directors recommends a vote FOR approval of the 1997 Incentive Plan.

                                   PROPOSAL 3

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has recommended the appointment of BDO Seidman, LLP as the independent public accountants to audit the financial statements of the Company, for the year ending February 28, 1998. This recommendation has been approved by the Board of Directors and is being presented for approval or rejection by our stockholders. A majority vote is required for approval. A member of that firm will have the opportunity to make a statement that the Annual Meeting and will be available to respond to any appropriate question.

         The Board of Directors recommends a vote FOR approval of the appointment of BDO Seidman, LLP as the independent accountants.

                                OTHER INFORMATION

         No business other than that set forth in the attached Notice of Annual Meeting is expected to come before the meeting, but should other matters requiring a vote of the stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the above-named nominees for the office of director shall withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in the best interest of the Company.

                             STOCKHOLDERS' PROPOSALS

         The last day for receipt of resolutions for inclusion in the Company's proxy material for the 1998 Annual Meeting is April 21, 1998.

                             ADJOURNMENT OF MEETING

         It is intended that the proxies will be voted in favor of adjourning the meeting from time to time in the event that a quorum is not present at the scheduled meeting date, until such time as a quorum is present, and if present or desirable, to recess. A majority constitutes a quorum.

                                    FORM 10-K

         Excerpts from the Company's 1997 annual report on Form 10-K, as filed with the Commission, are included as a part of the Annual Report to Stockholders. A complete copy of the Annual Report on Form 10-K, including exhibits and schedules, or additional copies of the annual report will be forwarded to stockholders without charge, upon written request addressed to United Foods, Inc., Attention: Secretary, Ten Pictsweet Drive, Bells, Tennessee 38006-0119.

                                RETURN OF PROXIES

         It is important that the proxies be returned promptly so as to assure a quorum in order that the business meeting may be conducted and accomplished. Stockholders who do not expect to attend are urged to execute and return their proxy in the enclosed Business Reply Envelope, which requires no postage if mailed in the United States.


August 18, 1997                              Daniel B. Tankersley
                                             Secretary

                                                                     Appendix A

                               UNITED FOODS, INC.
                           INCENTIVE COMPENSATION PLAN
                   FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS

                                    ARTICLE I
                                     PURPOSE

         The purpose of this Incentive Compensation Plan (hereinafter referred to as the "Plan") is to provide an annual performance incentive based on objective criteria to James I. Tankersley, the Chairman of the Board and Chief Executive Officer of Employer. It is intended that the Plan establish economic rewards for performance levels which the Compensation Committee of the Board of Directors of Employer believe will provide financial results which are in the best interests of the Company and its stockholders. The implementation of this Plan is subject to it being approved by the requisite vote of the stockholders of Employer.

                                   ARTICLE II
                                   DEFINITIONS

         For the purposes of this plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

     2.1 Board. "Board" means the Board of Directors of Employer.

     2.2 EBITDA. "EBITDA" (Earnings Before Interest, Income Taxes, Depreciation and Amortization) means, for any Plan Year, the sum of (i) pre-income tax operating income; (ii) depreciation; and (iii) amortization of intangibles all as reported in the Company's audited operating statement for such Plan Year or as recorded in accounts used to prepare such operating statement.

     2.3 Employer. "Employer" means United Foods, Inc., and/or any successor or successors to the businesses thereof.

     2.4 Employment. "Employment" means the period of time that the Participant is on the Employer's payroll.

     2.5 Incentive Compensation. "Incentive Compensation" means the amount of compensation directed to be paid hereunder.

     2.6 Participant. "Participant" means James I. Tankersley.

     2.7 Period of Service. "Period of Service" means Employment for a full Plan Year.

     2.8 Plan Year. "Plan Year" means, for the initial year, the 8 consecutive month period beginning July 1, 1997 and ending on February 28, 1998 and, for years thereafter, means the 12 consecutive month period beginning in the first day of March of each year and ending on the last day of February of the succeeding year.

                                   ARTICLE III
                                  PARTICIPATION

     3.1 Eligibility. Eligibility to participate in the Plan shall be limited to the Participant.

     3.2 Participation. The Participant shall participate in the Plan during any Plan Year in which he (i) completes a Period of Service or (ii) has terminated Employment during such Plan Year due to disability or death or without cause on or after the attainment of age 65. If the Participant has terminated Employment during the Plan Year, the grant of Incentive Compensation provided for in
Section 4.1 or Section 4.2 below shall be in the same proportion that the number of days the Participant participated in the Plan prior to termination of employment bears to the number of days in the Plan Year.

                                   ARTICLE IV
                         GRANT OF INCENTIVE COMPENSATION

     4.1 Grant of Incentive Compensation for Initial Plan Year. For the Plan Year ending February 28, 1998, the Company shall, after the close of the Plan Year and prior to May 1 next following, determine the EBITDA for the initial Plan Year. If EBITDA for the initial Plan Year exceeds $6,666,667 a grant of Incentive Compensation shall be made to the Participant. The amount of such grant shall be computed as follows:

          1. $200,000, plus

          2. 5% of such year's EBITDA in excess of $6,666,667 and up through $10,000,000, plus

          3. 7.5% of such year's EBITDA in excess of $10,000,000.

If EBITDA does not exceed $6,667,667 for the initial Plan Year, the Participant shall receive no grant of Incentive Compensation.

     4.2 Grant of Incentive Compensation For Succeeding Years. Beginning with the Plan Year ending February 28, 1999, the Company shall annually, after the close of the Plan Year and prior to May 1 next following, determine the EBITDA for the immediately preceding Plan Year. For any Plan Year in which EBITDA exceeds $10,000,000 a grant of Incentive Compensation shall be made to the Participant. The amount of such grant shall be computed as follows:

          1. $300,000, plus

          2. 5% of such year's EBITDA in excess of $10,000,000 and up through $15,000,000, plus

          3. 7.5% of such year's EBITDA in excess of $15,000,000.

If EBITDA does not exceed $10,000,000 for the Plan Year, the Participant shall receive no grant of Incentive Compensation.

     4.3 Certification by Compensation Committee. Prior to any payment of remuneration hereunder, the Compensation Committee of the Board, based upon information provided to it by management of Employer and Employer's independent accountants, shall certify that the performance goals set forth in paragraphs
4.1 and 4.2 above have been met.

     4.4 Form of Payment of Incentive Compensation. The grant of Incentive Compensation shall be paid in cash on or before May 1 next following the close of the Plan Year.

     4.5 Withholding; Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from the Participant's wages or fees by the federal government or any state or local government.

                                    ARTICLE V
                               TERMINATION OF PLAN

     5.1 Employer's Right to Terminate Future Grants of Incentive Compensation. The Compensation Committee, acting through its delegation of authority from the Board, may at any time terminate the Plan, if in its sole judgment, such termination would be in the best interest of Employer.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 Non-assignability. Neither the Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by the Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

     6.2 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have not rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give the Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

     6.3 Protective Provisions. By participating, under the terms of this Plan, the Participant thereby agrees to cooperate with the Employer by furnishing any and all information requested by the Employer in order to facilitate the payment of benefits hereunder, and to take such other action as may be reasonably requested by the Employer.

     6.4 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     6.5 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     6.6 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Tennessee.

     6.7 Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     6.8 Notice. Any notice or filing required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the President of the Employer, or the Employer's Statutory Agent. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     6.9 Successors. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer and successors of any such corporation or other business entity.

     IN WITNESS WHEREOF, and subject to the approval of the Plan by the stockholders of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers as of the 12th day of August, 1997.

                                         UNITED FOODS, INC.



                                         By: /s/ B. M. Ennis
                                             ----------------------------------
                                             B. M. Ennis, President

                                         Attest: /s/ Daniel B. Tankersley
                                                -------------------------------
                                                Daniel B. Tankersley, Secretary

                                                                     Appendix B


PROXY                          UNITED FOODS, INC.

                              TEN PICTSWEET DRIVE
                          BELLS, TENNESSEE 38006-0119

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints James I. Tankersley and B.M. Ennis, or either of them, as Proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A and Class B Common Stock of United Foods, Inc., held of record by the undersigned on August 11, 1997, at the annual meeting of stockholders to be held September 15, 1997, or any adjournments thereof.

1. ELECTION OF DIRECTORS:

  [ ] FOR all nominees listed below (except as marked to the contrary below)

  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

      Nominee for election by holders of Class A Common Stock: John S. Wilder Nominees for election by holders of Class B Common Stock: Darla T. Darnall and Kelle T. Northern

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY:

    [ ]  FOR                       [ ]  AGAINST                       [ ]  ABSTAIN

3. PROPOSAL TO APPROVE THE INCENTIVE COMPENSATION PLAN FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS:

    [ ]  FOR                       [ ]  AGAINST                       [ ]  ABSTAIN

                 (Continued and to be signed on the other side)

                          (Continued from other side)

4. AUTHORIZATION FOR PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING:

    [ ]  GRANT AUTHORITY                            [ ]  WITHHOLD AUTHORITY

------------------------------ COMA     ------------------------------ COMB

    SHARES OF THE COMPANY'S CLASS A COMMON STOCK ARE DESIGNATED ABOVE AS "COMA" AND SHARES OF THE COMPANY'S CLASS B COMMON STOCK ARE DESIGNATED ABOVE AS "COMB".

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3 and to "GRANT AUTHORITY" for Proposal 4.

                                                Dated                     , 1997
                                                      --------------------

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                   Signature if held jointly

                                                (PLEASE SIGN EXACTLY AS NAME
                                                APPEARS BELOW. WHEN SHARES ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. WHEN SIGNING AS
                                                ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE FULL TITLE
                                                AS SUCH. IF A CORPORATION,
                                                PLEASE SIGN IN FULL CORPORATE
                                                NAME BY PRESIDENT OR OTHER
                                                AUTHORIZED OFFICER. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AUTHORIZED
                                                PERSON.)

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.